Exhibit 1

JOINT FILING AGREEMENT

The undersigned agree that this Schedule 13G dated December 11, 2025 relating to the Common Stock, $0.001 par value per share, of Ceribell, Inc. shall be filed on behalf of the undersigned.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of December 11, 2025.

ABG WTT-Ceribell Limited

By:	/s/ Kevin Reilly
Name:	/s/Kevin Reilly
Title:	Director

ABG V-Ceribell Limited

By:	/s/ Kevin Reilly
Name:	Kevin Reilly
Title:	Director

Ally Bridge Group Global Life Science Capital Partners V, L.P.
By: ABG Global Life Science Capital Partners V GP, L.P., its general partner
By: ABG Global Life Science Capital Partners V GP Limited, its general partner

By:	/s/ Fan Yu
Name:	Fan Yu
Title:	Director

ABG Global Life Science Capital Partners V GP, L.P.
By: ABG Global Life Science Capital Partners V GP Limited, its general partner

By:	/s/ Fan Yu
Name:	Fan Yu
Title:	Director

ABG Global Life Science Capital Partners V GP Limited

By:	/s/ Fan Yu
Name:	Fan Yu
Title:	Director

Ally Bridge Group-WTT Global Life Science Capital Partners, L.P.
By: ABG-WTT Global Life Science Capital Partners GP, L.P., its general partner
By: ABG-WTT Global Life Science Capital Partners GP Limited, its general partner

By:	/s/ Fan Yu
	Name:	Fan Yu
	Title:	Director

ABG-WTT Global Life Science Capital Partners GP, L.P.
By: ABG-WTT Global Life Science Capital Partners GP Limited, its general partner

By:	/s/ Fan Yu
	Name:	Fan Yu
	Title:	Director

ABG-WTT Global Life Science Capital Partners GP Limited

By:	/s/ Fan Yu
	Name:	Fan Yu
	Title:	Director

ABG-WTT Global Life Science Capital Partners GP, L.P.
By: ABG-WTT Global Life Science Capital Partners GP Limited, its general partner

By:	/s/ Fan Yu
	Name:	Fan Yu
	Title:	Director

ABG-WTT Global Life Science Capital Partners GP Limited

By:	/s/ Fan Yu
	Name:	Fan Yu
	Title:	Director

ABG Management Ltd.

By:	/s/ Fan Yu
	Name:	Fan Yu
	Title:	Director

Ally Bridge Group (PE) LLC
By: ABG Management Ltd., its managing member

By:	/s/ Fan Yu
	Name:	Fan Yu
	Title:	Director

Fan Yu

By:	/s/ Fan Yu
	Name:	Fan Yu